Ohio National Variable Account A
The Ohio National Life Insurance Company
ONcore Series of Variable Annuities
Supplement dated February 1, 2010
to the Prospectuses dated May 1, 2009
The following supplements and amends the prospectuses dated May 1, 2009, as may be previously supplemented:
Optional Asset Allocation Models
All references to Wilshire Associates are hereby deleted.
GMIB Plus with Annual Reset (2009)
The following is added to the “GMIB Plus with Annual Reset (2009)” section:
In those states where permitted, there are guaranteed minimum annual annuitization levels equal to the percentages specified below of the guaranteed income base if you take no withdrawals before the contract anniversary immediately prior to the corresponding annuitant’s birthday specified below and your contract value is reduced to zero on or after the contract anniversary immediately prior to the annuitant’s birthday specified below.

Annuitant’s Birthday	Minimum Annuitization Level
60th	5%
65th	5.5%
70th	6%
These guaranteed minimum annuitization levels only apply if (i) you have never withdrawn in any one contract year more than 5% of the guaranteed earnings income base and (ii) you select annuity option 1, life annuity with period certain, paid in monthly installments, under the rider. The effect of these guaranteed annuitization levels is to allow you to continue to receive payments equal to or greater than what you were receiving prior to annuitization if you were withdrawing 5% of the guaranteed earnings income base at that time.